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                                                                   Exhibit 10.15

                    GENERAL NUTRITION CENTERS HOLDING COMPANY

                        2003 OMNIBUS STOCK INCENTIVE PLAN

SECTION 1.             GENERAL PURPOSE OF PLAN; DEFINITIONS.

                  The name of this plan is the General Nutrition Centers Holding Company 2003 Omnibus Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board (defined below) on December 4, 2003, subject to the approval of the stockholders of the Company (defined below). The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to Participants (defined below) that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

                  For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with
Section 2 below.

                  (b)      "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                  (d) "Committee" means any committee the Board may appoint to administer the Plan. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

                  (e) "Company" means General Nutrition Centers Holding Company, a Delaware corporation (or any successor corporation).

                  (f) "Deferred Stock" means the right to receive Stock at the end of a specified deferral period granted pursuant to Section 7 below.

                  (g) "Disability" shall have the meaning set forth in the Participant's employment agreement, or if no such meaning is set forth, means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent or Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Administrator that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from returning to the performance of the Participant's work duties for six months or longer. The date of such Disability shall be the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

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                  (h)      "Eligible Recipient" means an officer, director,
employee, consultant or advisor of the Company or of any Parent or Subsidiary.

                  (i) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, (A) the closing sale price of a share of Stock on such date on the principal securities exchange on which the Company's equity securities are listed or traded, (B) the fair market value of a share of Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, (C) in the case of a Limited Stock Appreciation Right, the per share "change in control price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of the Stock as of the date of exercise or (D) the fair market value of a share of Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

                  (j) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

                  (k) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "change in control" (as defined in the award evidencing such Limited Stock Appreciation Right).

                  (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such Stock Option is granted) that it will not be treated as an Incentive Stock Option.

                  (m) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                  (n) "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Deferred Stock, or Performance Shares or any combination of the foregoing.

                  (o) "Performance Shares" means shares of Stock that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Section 7 below.

                  (p) "Restricted Stock" means shares of Stock subject to certain restrictions granted pursuant to Section 7 below.

                  (q) "Stock" means the common stock, par value $0.01 per share, of the Company.

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                  (r)      "Stock Appreciation Right" means the right pursuant
to an award granted under Section 6 below to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, over (B) the aggregate exercise price of such right or such portion thereof.

                  (s) "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 5 below.

                  (t) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.                 ADMINISTRATION.

                  The Plan shall be administered by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board. Pursuant to the terms of the Plan, the Administrator shall have the power and authority:

                  Pursuant to the terms of the Plan, the Administrator shall have the power and authority:

                  (a) to select those Eligible Recipients who shall be Participants;

                  (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Deferred Stock or Performance Shares or a combination of any of the foregoing, are to be granted hereunder to Participants;

                  (c) to determine the number of shares of Stock to be covered by each award granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each award granted hereunder (including, but not limited to, (x) the restrictions applicable to awards of Restricted Stock or Deferred Stock and the conditions under which restrictions applicable to such awards of Restricted Stock or Deferred Stock shall lapse, and
(y) the performance goals and periods applicable to awards of Performance
Shares);

                  (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing granted hereunder; and

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                  (f)      to reduce the option price of any Stock Option to the
then current Fair Market Value if the Fair Market Value of the Stock covered by such Stock Option has declined since the date such Stock Option was granted.

                  The Administrator shall have the authority, in its sole discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

                  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants.

SECTION 3.                 STOCK SUBJECT TO PLAN.

                  The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 4,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                  To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any award of Restricted Stock, Deferred Stock or Performance Shares granted hereunder are forfeited, such shares of Stock shall again be available for issuance in connection with future awards granted under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares of Stock are returned to the Company in satisfaction of such indebtedness, such shares of Stock shall again be available for issuance in connection with future awards granted under the Plan.

                  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number of shares of Stock reserved for issuance under the Plan and the maximum number of shares of Stock that may be granted to any Participant in any calendar year, (ii) the kind, number and option price of shares of Stock subject to outstanding Stock Options and Stock Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of shares of Stock subject to outstanding awards of Restricted Stock, Deferred Stock and Performance Shares granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right related to any Stock Option. In connection with any event described in this paragraph, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

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SECTION 4.                 ELIGIBILITY.

                  Eligible Recipients shall be eligible to be granted Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients, and the Administrator shall determine, in its sole discretion, the number of shares of Stock covered by each such award.

SECTION 5.                 STOCK OPTIONS.

                  Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each Participant. Participants who are granted Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the option price of the Stock Option, the term of the Stock Option and provisions regarding exercisability of the Stock Option granted thereunder.

                  The Stock Options granted under the Plan may be of two types:
(i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

                  The Administrator shall have the authority to grant to any officer or employee of the Company or of any Parent or Subsidiary (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Directors who are not also officers of the Company or of any Parent or Subsidiary, consultants or advisors to the Company or to any Parent or Subsidiary may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same Participant and be outstanding concurrently hereunder.

                  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                  (a) Option Price. The per share Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, (i) in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Common Stock on such date, (ii) in the case of Non-Qualified Stock Options, be less than the par value (if any) of the Common Stock. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting

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power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such Participant, the per share Exercise Price of such Incentive Stock Option (to the extent required at the time of grant by the Code shall be no less than 110% of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant. The Administrator may provide at the time of grant, in its sole discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any "change in control" of the Company (as defined in the agreement evidencing such Stock Option).

                  (d)      Method of Exercise. Subject to paragraph (c) of this
Section 5, Subject to Section 6(c), Options may be exercised in whole or in part at any time during the Option period, by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Stock already owned by the Participant which, (x) in the case of unrestricted Stock acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (y) has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Stock Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing. A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the Stock Option only after the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (b) of Section 10 below.

                  Notwithstanding anything to the contrary contained herein, a Stock Option may not be exercised for a fraction of a share of Stock.

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                  The Administrator may require the surrender of all or a
portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon their surrender, Stock Options shall be canceled and the shares of Stock previously subject to such canceled Stock Options shall again be available for future grants of Stock Options and other awards hereunder.

                  (e) Non-Transferability of Options. Except by will or under the laws of descent and distribution, the Participant shall not be permitted to sell, transfer, pledge or assign any Stock Option, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant.

                  (f) Termination of Employment or Service. If a Participant's employment with or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates by reason of his or her death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the agreement evidencing such Stock Option, or as otherwise determined by the Administrator.

                  (g) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

SECTION 6.                 STOCK APPRECIATION RIGHTS AND LIMITED STOCK
APPRECIATION RIGHTS.

                  Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights or Limited Stock Appreciation Rights shall be made; the number of shares of Stock to be awarded, the exercise price (or, in the case of a Limited Stock Appreciation Right, the "change in control price"), and all other conditions of Stock Appreciation Rights and Limited Stock Appreciation Rights. The provisions of Stock Appreciation Rights and Limited Stock Appreciation Rights need not be the same with respect to each Participant.

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                  Stock Appreciation Rights and Limited Stock Appreciation
Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                  (a) Awards. The prospective recipient of a Stock Appreciation Right or Limited Stock Appreciation Right shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Stock Appreciation Right Agreement" or "Limited Stock Appreciation Right Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights or Limited Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

                  (b)      Exercisability.

                       (i)      Stock Appreciation Rights that are Free
Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.

                       (ii) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 above and this Section 6 of the Plan; provided, however, that a Related Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the option price of such Stock Option; provided, further, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.

                       (iii) Limited Stock Appreciation Rights shall only be exercised within the 30-day period following a "change in control" (as defined by the Administrator in the Limited Stock Appreciation Right Agreement evidencing such right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 above and this Section 6 of the Plan.

                  (c)      Payment Upon Exercise.

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                       (i)      Upon the exercise of a Free Standing Stock
Appreciation Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect of which the Free Standing Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                       (ii) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

                       (iii) Upon the exercise of a Limited Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash equal in value to the excess of the "change in control price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

                  (d)      Non-Transferability.

                       (i) Free Standing Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under Section 5 of the Plan.

                       (ii) Related Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5 of the Plan.

                       (iii) Limited Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under Section 5 of the Plan.

                  (e)      Termination of Employment or Service.

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                       (i)      In the event of the termination of employment or
service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                       (ii) In the event of the termination of employment or service of a Participant who has been granted one or more Related Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Stock Options.

                       (iii) In the event of the termination of employment or service of a Participant who has been granted one or more Limited Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                  (f)      Term.

                       (i) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                       (ii) The term of each Related Stock Appreciation Right shall be the term of the Stock Option to which it relates, but no Related Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                       (iii) The term of each Limited Stock Appreciation Right shall be fixed by the Administrator, but no Limited Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

SECTION 7.                 RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE
SHARES.

                  Awards of Restricted Stock, Deferred Stock or Performance Shares may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, awards of Restricted Stock, Deferred Stock or Performance Shares shall be made; the number of shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock, Deferred Stock or Performance Shares; the Restricted Period (as defined in paragraph (b) of this Section 7) applicable to awards of Restricted Stock or Deferred Stock; the performance objectives applicable to awards of Deferred Stock or Performance Shares; and all other conditions of the awards of Restricted Stock, Deferred Stock and Performance Shares. Subject to the requirements of Section 162(m) of the Code, as applicable, the Administrator may also condition the grant of the award of Restricted Stock, Deferred Stock or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of the awards of Restricted Stock, Deferred Stock or Performance Shares need not be the same with respect to each Participant.

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                  (a)      Awards and Certificates. The prospective recipient of
awards of Restricted Stock, Deferred Stock or Performance Shares shall not have any rights with respect to any such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award
Agreement," "Deferred Stock Award Agreement" or "Performance Shares Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 7(b), (i) each Participant who is granted an award of Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such award.

                  The Company may require that the stock certificates evidencing Restricted Stock or Performance Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock or Performance Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

                  With respect to awards of Deferred Stock, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

                  (b) Restrictions and Conditions. The awards of Restricted Stock, Deferred Stock and Performance Shares granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                       (i) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing any such award, during such period as may be set by the Administrator commencing on the date of grant (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Deferred Stock or Performance Shares awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service as a director, consultant or advisor to the Company or any Parent or Subsidiary, the Participant's death or Disability or the occurrence of a "change in control" as defined in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, evidencing such award.

                       (ii) Except as provided in paragraph (b)(i) of this Section 7, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock or Performance Shares during the Restricted Period. The

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Participant shall generally not have the rights of a stockholder with respect to
Stock subject to awards of Deferred Stock during the Restricted Period;
provided, however, that dividends declared during the Restricted Period with respect to the number of shares of Stock covered by Deferred Stock shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock, Deferred Stock or Performance Shares except as the Administrator, in its sole discretion, shall otherwise determine.

                       (iii) The rights of Participants granted awards of Restricted Stock, Deferred Stock or Performance Shares upon termination of employment or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing such awards.

SECTION 8.                 AMENDMENT AND TERMINATION.

                  The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that, without the approval of the stockholders (as described below), would:

                  (a) except as provided in Section 3 of the Plan, increase the total number of shares of Stock reserved for issuance under the Plan;

                  (b) change the class of officers, directors, employees, consultants and advisors eligible to participate in the Plan; or

                  (c) extend the maximum option period under paragraph (b) of Section 5 of the Plan.

                  Notwithstanding the foregoing, stockholder approval under this
Section 8 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 422 of the Code, stock exchange rules or other applicable law or regulation with respect to any material amendment to an employee benefit plan of the Company.

                  The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 of Plan, no such amendment shall impair the rights of any Participant without his or her consent.

SECTION 9.                 UNFUNDED STATUS OF PLAN.

                  The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

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SECTION 10.       GENERAL PROVISIONS.

         (a) Shares of Stock shall not be issued pursuant to the exercise of any award granted hereunder unless the exercise of such award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) The Administrator may require each person acquiring shares of Stock hereunder to represent to and agree with the Company in writing that such person is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (c) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

         (d) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         (e) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the

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extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Stockholder Approval; Effective Date of Plan.

         (a) The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within 12 months before or after the date the Board adopts the Plan.

         (b) Subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall be effective as of December 5, 2003 (the "Effective Date").

SECTION 11.                TERM OF PLAN.

No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, or awards of Restricted Stock, Deferred Stock or Performance Shares shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

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